                                       FORM OF
                                       -------

                                  ________ Shares1

                    VIRTUAL OPEN NETWORK ENVIRONMENT CORPORATION

                                     Common Stock
                                  PURCHASE AGREEMENT
                                  ------------------

                                                        __________, 1996


     PIPER JAFFRAY INC.
     VOLPE, WELTY & COMPANY
      As Representatives of the several
       Underwriters named in Schedule I hereto
     c/o Piper Jaffray Inc.
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota  55402

     Gentlemen:

              Virtual Open Network Environment Corporation, a Delaware corporation (the "Company") proposes to sell to the several Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of _________ shares (the "Firm Shares") of Common Stock, $.001 par value per share (the "Common Stock"), of the Company. The Company and the stockholders of the Company listed in Schedule II hereto (the "Selling Stockholders") severally have also granted to the several Underwriters an option to purchase an aggregate of up to ______ additional shares of Common Stock, on the terms and for the purposes set forth in Section 3 hereof (the "Option Shares"). The Option Shares consist of _____ authorized but unissued shares of Common Stock to be issued and sold by the Company and __________ outstanding shares of Common Stock to be sold by the Selling Stockholders. The Firm Shares and any Option Shares purchased pursuant to this Purchase Agreement are herein collectively called the "Securities."

              The Company and the Selling Stockholders hereby confirm their agreement with respect to the sale of the Securities to the several Underwriters, for whom you are acting as Representatives (the "Representatives").



     1      Plus  an option  to purchase  up to  _______ additional  shares to cover over-allotments.

              1. Registration Statement. A registration statement on Form S-1 (File No. 33-____) with respect to the Securities, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed. Copies of such registration statement and amendments and each related preliminary prospectus have been delivered to you.

              If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, it will prepare and file a prospectus pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Such registration statement as amended at the time it is or was declared effective by the Commission, and, in the event of any amendment thereto after the effective date and prior to the First Closing Date (as hereinafter defined), such registration statement as so amended (but only from and after the effectiveness of such amendment), including the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A(b), if applicable, is hereinafter called the "Registration Statement." The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the "Prospectus," except that if any prospectus filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations or any other prospectus provided to the Underwriters by the Company for use in connection with the offering of the Securities (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) or from and after the time it is first provided to the Underwriters by the Company for such use. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A of the Rules and Regulations.

              2. Representations and Warranties of the Company and the Selling Stockholders.
     ---------------------------------------------------------------------
                      (a) The Company represents and warrants to, and agrees with, the several Underwriters as follows:

                               (i) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

                               (ii)    As of the time the Registration
                      Statement (or any post-effective amendment thereto) is or was declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus (or any supplement to the Prospectus) and at the First Closing Date and Second Closing Date (as hereinafter defined), (A) the Registration Statement and Prospectus (in each case, as so amended and/or supplemented) will conform or conformed in all material respects to the requirements of the Act and the Rules and Regulations,
                      (B) the Registration Statement (as so amended) will not or did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented) will not or did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof. If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission.

                               (iii) The financial statements of the Company, together with the notes thereto, set forth in the Registration Statement and Prospectus comply in all material respects with the requirements of the Act and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in stockholders equity and cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement or Prospectus. Coopers & Lybrand, L.L.P., who have expressed their opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement and Prospectus, are independent public accountants as required by the Act and the Rules and Regulations. The summary financial and statistical data included in the Registration Statement fairly present the information shown therein and have been compiled on a basis consistent with the financial statements presented in the Registration Statement.

                               (iv) Each of the Company and its subsidiaries (if any) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own, lease and operate its properties and conduct its business as currently being carried on and as described in the Registration Statement and Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each domestic and foreign jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon the business, condition (financial or otherwise) or properties of the Company and its subsidiaries, taken as a whole.

                               (v)     Except as contemplated in the
                      Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock, or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

                               (vi) Except as set forth in the Prospectus under the caption "Business Legal Proceedings," there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries or, to the best knowledge of the Company after due inquiry, any of its officers, is a party before or by any domestic or foreign court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, or prevent the consummation of the transactions contemplated hereby.

                               (vii) There are no contracts or documents of the Company or any of its subsidiaries that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been accurately described in all material respects or so filed.

                               (viii) This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and except as such enforceability against the Company may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's charter or by-laws, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act or state securities or blue sky laws; or the by-laws or rules of the National Association of Securities Dealers ("NASD") relating to the corporate financing arrangements, and the Company has full power and authority to enter into this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement.

                               (ix) All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the holders thereof are not subject to personal liability by reason of being such holders; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms hereof, will have been duly and validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders; and the capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement and Prospectus. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, by-laws or any agreement or other instrument to which the Company is a party or by which the Company is bound. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company. All of the issued and outstanding shares of capital stock of each of the Company's subsidiaries (if any) have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Registration Statement and Prospectus and except for any directors' qualifying shares, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. Except as described in the Registration Statement and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus.

                               (x) The Company and each of its subsidiaries holds, and is operating in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and the Company and each of its subsidiaries is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees, including without limitation all export and re-export laws, regulations, orders, decrees, permits and licenses.

                               (xi) The Company and its subsidiaries have good and marketable title to all property and assets described in the Registration Statement and Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus; the property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries.

                               (xii) The Company and each of its subsidiaries owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, know-how, trade secrets and rights ("Intellectual Property") necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as described in the Registration Statement and Prospectus, including without limitation the Intellectual Property described or referred to in the Prospectus as being owned or used by the Company or any subsidiary. Except as stated in the Registration Statement and Prospectus, no activity engaged in by or aspect of the business of the Company or any of its subsidiaries uses and no other aspect of the business of the Company or any of its subsidiaries will involve or give rise to any infringement of or conflict with, or license or similar fees for, any Intellectual Property or other similar rights of others, and neither the Company nor any of its subsidiaries has received any notice alleging, or is aware of, any such infringement or conflict or that any such fee is due. No officer or employee of the Company or any of its subsidiaries is obligated under any contract or subject to any judgment, decree or order of any court or administrative agency that would interfere with the use of such person's best efforts to promote the interests of the Company and its subsidiaries or which would conflict in any material respect with the business of the Company and its subsidiaries as described in the Registration Statement. No prior employer of any employee of the Company or any of its subsidiaries has any right to or interest in any inventions, improvements, discoveries or other information assigned to the Company or any of its subsidiaries. The Company and each of the subsidiaries have taken reasonable security measures to protect and enforce the secrecy, confidentiality and value of its Intellectual Property.

                               (xiii)  Neither the Company nor any of its
                      subsidiaries is in violation of its respective charter or by-laws or in breach of or otherwise in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject.

                               (xiv) The Company and its subsidiaries have filed on a timely basis all federal, state, local and foreign income, franchise and other tax returns required to be filed (or timely filed for extensions thereof) and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith.

                               (xv) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act.

                               (xvi) The Securities have been conditionally approved for listing on the Nasdaq National Market and, on the date the Registration Statement became or becomes effective, the Company's Registration Statement on Form 8-A or other applicable form under the Securities Exchange Act of 1934, as amended, became or will become effective.

                               (xvii) Other than the subsidiaries (if any) of the Company listed in Exhibit 21.1 to the Registration Statement, the Company owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

                               (xviii) The Company maintains a system of
                      internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
                      (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
                      (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                               (xix) To the best of the Company's knowledge, each of the Company and its subsidiaries (A) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and
                      (C) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

                               (xx) The Company is not, and upon receipt and pending application of the net proceeds from the sale of the Common Stock to be sold by the Company in the manner described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                               (xxi) Each of the Company and its subsidiaries maintains insurance of the types and in the amounts that the Company believes are reasonably adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. The Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance overage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries taken as a whole.

                               (xxii)  Neither the Company nor any of its
                      subsidiaries has at any time during the last five (5) years in any jurisdiction (i) made any unlawful contribution to any candidate for office, or failed to disclose fully any contribution in violation of law, or
                      (ii) made any payment to any governmental officer or official or other person charged with similar public or quasi-public duties other than payments required or permitted by the laws of the United States.

                               (xxiii) Other than as contemplated by this
                      Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                               (xxiv)  Neither the Company nor any of its
                      affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

                               (xxv) The Company and its subsidiaries are not involved in any labor dispute or disturbance nor, to the knowledge of the Company, is any such dispute or disturbance threatened.

                      (b) Each Selling Stockholder severally and not jointly represents and warrants to, and agrees with, the Underwriters as follows:

                               (i) Such Selling Stockholder is the record and beneficial owner of, and has, and on the First Closing Date and/or the Second Closing Date, as the case may be (each as defined herein), will have, good, valid and marketable title to the Securities to be sold by such Selling Stockholder, free and clear of all security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances; and upon delivery of and payment for such Securities hereunder, the Underwriters will acquire valid and marketable title thereto, free and clear of any security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances. Such Selling Stockholder is selling the Securities to be sold by such Selling Stockholder for such Selling Stockholder's own account, and no part of the proceeds of such sale received by such Selling Stockholder will inure, either directly or indirectly, to the benefit of the Company other than as described in the Registration Statement and Prospectus.

                               (ii)    Such Selling Stockholder has duly
                      authorized, executed and delivered a Power of Attorney and Custody Agreement ("Custody Agreement"), which Custody Agreement is a valid and binding obligation of such Selling Stockholder, to ________________________, as Custodian (the "Custodian"); pursuant to the Custody Agreement the Selling Stockholder has placed in custody with the Custodian, for delivery under this Agreement, the certificates representing the Securities to be sold by such Selling Stockholder; and such certificates were duly and properly endorsed in blank for transfer, or were accompanied by all documents duly and properly executed that are necessary to effect the transfer to the Underwriters of title thereto, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever.

                               (iii) Such Selling Stockholder has the power and authority to enter into this Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder; and such Selling Stockholder has duly authorized, executed and delivered to _______________ as attorney-in-fact (the "Attorney-in-Fact"), an irrevocable power of attorney (a "Power of Attorney") authorizing and directing the Attorney-in-Fact, or any of them, to effect the sale and delivery of the Securities being sold by such Selling Stockholder, to enter into this Agreement and to take all such other action as may be necessary hereunder.

                               (iv) This Agreement, the Custody Agreement and the Power of Attorney have each been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and each constitutes a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as rights to indemnity or contribution hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or laws affecting the rights of creditors generally and subject to general principles of equity.

                               (v)     Such Selling Stockholder owns the
                      Securities such Selling Stockholder is selling as an individual or as a custodian for a minor, and not as a trustee or in any other similar capacity.

                               (vi)    Such Selling Stockholder has not
                      distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by such Selling Stockholder.

                               (vii) Such Selling Stockholder has not taken and will not take, directly or indirectly any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Company's Common Stock, to facilitate the sale or resale of the Securities.

                      (c) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby; any certificate signed by or on behalf of any Selling Stockholder as such and delivered to you or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby.

              3.      Purchase, Sale and Delivery of Securities.
                      -----------------------------------------

                      (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell ____ Firm Shares, to the Underwriters, and the Underwriters severally agree to purchase from the Company the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereto. The purchase price for each Firm Share shall be $___ per share. The obligation of each Underwriter to the Company shall be to purchase from the Company that number of Firm Shares (to be adjusted by the Representatives to avoid fractional shares) which represents the same proportion of the number of Firm Shares to be sold by the Company pursuant to this Agreement as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto represents to the total number of Firm Shares to be purchased by all Underwriters pursuant to this Agreement. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraphs (b) and (d) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedule I.

                      The Firm Shares will be delivered by the Company to you for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or other next day funds payable to the order of the Company at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, MN, 55402 or such other location as may be mutually acceptable, at 9:00 a.m. Minneapolis time on the third full business day (or, if the Firm Shares are priced as contemplated by Rule 15c6-1(c) of the Exchange Act, after 4:30 p.m., Washington, D.C. time, the fourth full business day) following the date hereof, or at such other time as you and the Company determine, such time and date of delivery being herein referred to as the "First Closing Date." The Firm Shares, in definitive form and in such denominations and registered in such names as you may request upon at least two business days' prior notice to the Company, will be made available for checking and packaging at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, MN, 55402 or such other location as may be mutually acceptable, at least one business day prior to the First Closing Date. The Company shall instruct the bank at which the check is deposited that the funds are not to be made available to the Company (nor transferred from the account of the Underwriters) prior to the first business day following the First Closing Date. In this regard, the Company agrees not to deposit any such check in the bank on which it is drawn earlier than the first business day following the First Closing Date (if such deposit would have the purpose or effect of receiving immediately available funds or earning interest on such funds) and further agrees not to take any other action with the purpose or effect of receiving immediately available funds or earning interest on such funds until the first business day following the First Closing Date. In the event of any breach of the foregoing, the Company shall reimburse the Underwriters for the interest lost and any other expenses borne by the Underwriters by reason of such breach.

                      (b) If for any reason one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 9 or 10 hereof) to purchase and pay for the number of Firm Shares agreed to be purchased by such Underwriter or Underwriters, the Company shall immediately give notice thereof to each other Underwriter, and the non-defaulting Underwriters shall have the right within 24 hours after the receipt of such notice to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon between the non-defaulting Underwriters and such purchasing Underwriter or Underwriters and upon the terms herein set forth, all or any part of the Firm Shares which such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail so to make such arrangements with respect to all such shares and portion, the number of Firm Shares which each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis to absorb the remaining shares and portion which the defaulting

     Underwriter or Underwriters agreed to purchase; provided, however, that the non-defaulting Underwriters shall not be obligated to purchase the shares and portion which the defaulting Underwriter or Underwriters agreed to purchase if the aggregate number of such shares exceeds 10% of the total number of Firm Shares, which all Underwriters agreed to purchase hereunder. If the total number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two proceeding sentences, the Company shall have the right to postpone the First Closing Date determined as provided in Section 3(a) hereof for not more than seven business days after the date originally fixed as the First Closing Date pursuant to said
     Section 3(a) in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made. If neither the non-defaulting Underwriters nor the Company shall make arrangements within the 24-hour period stated above for the purchase of all of the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph
     (b), and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                      (c) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholders hereby grant to the several Underwriters an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Representatives to the Company and the Custodian setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by you, when the Option Shares are to be delivered, such time and date being herein referred to as the "Second Closing" and "Second Closing Date", respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. If the option granted hereunder is exercised, the number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as the number of Firm Shares to be purchased by such Underwriter is of the total number of Firm Shares to be purchased by the several Underwriters, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares. If the option is exercised in part, the respective number of Option Shares to be sold by the Company and the Selling Stockholders shall be in the same proportion to the aggregate number of Option Shares to be sold as the maximum number of Option Shares to be sold by each of the Company and the Selling Stockholders bears to the total number of Option Shares, as adjusted by the Representatives in such a manner as they deem advisable to avoid fractional shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

                      The Option Shares will be delivered by the Company and the Custodian to you for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or other next day funds payable to the order of the Company or the Custodian, as appropriate, at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, MN, 55402 or such other location as may be mutually acceptable at 9:00 a.m. Minneapolis time on the Second Closing Date. The Option Shares in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, will be made available for checking and packaging at the office of Piper Jaffray, Inc., Piper Jaffray Tower, 222 South 9th Street, Minneapolis, MN, 55402 or such other location as may be mutually acceptable, at least one business day prior to the Second Closing Date. The Company and the Custodian shall instruct the respective banks at which the checks are deposited that the funds are not to be made available to the Company or the Custodian, as the case may be, (nor transferred from the account of the Underwriters) prior to the first business day following the Second Closing Date. In this regard, each of the Company and the Custodian agree not to deposit any such check in the bank on which it is drawn earlier than the first business day following the Second Closing Date (if such deposit would have the purpose or effect of receiving immediately available funds or earning interest on such funds) and further agrees not to take any other action with the purpose or effect of receiving immediately available funds or earning interest on such funds until the first business day following the Second Closing Date. In the event of any breach of the foregoing, the Company shall reimburse the Underwriters for the interest lost and any other expenses borne by the Underwriters by reason of such breach.

                      (d) It is understood that you, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company on behalf of any Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company.

              4.      Covenants.
                      ---------

                      (a) The Company covenants and agrees with the several Underwriters as follows:

                               (i) If the Registration Statement has not already been declared effective by the Commission, the

                      Company will use its best efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify you promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or additional information; if the Company has elected to rely on Rule 430A of the Rules and Regulations or the filing of the Prospectus is otherwise required under Rule 424(b) of the Rules and Regulations, the Company will file a Prospectus containing the information omitted therefrom pursuant to such Rule 430A or otherwise with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 424(b) and, if applicable, Rule 430A of the Rules and Regulations; the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in your opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; and the Company will not file any amendment or supplement to the Registration Statement or Prospectus to which you or your counsel shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

                               (ii) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or suspending the use of the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such a stop order should be issued.

                               (iii)   Within the time during which a
                      prospectus relating to the Securities is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus or any other prospectus relating to the Securities as then in effect would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company will promptly notify you and will promptly amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                               (iv) The Company will use its best efforts to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

                               (v)     The Company will furnish to the
                      Underwriters copies of the Registration Statement (four of which will be signed and will include all exhibits), and each Preliminary Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request. The Company will furnish the Underwriters with copies of the Prospectus in Minneapolis prior to 10:00 a.m., Minneapolis time, on the business day next succeeding the date of this Agreement.

                               (vi) During a period of five years commencing with the date hereof, the Company will furnish to the Representatives, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to the stockholders of the Company and all information, documents and reports filed with the Commission, the National Association of Securities Dealers, Inc., the Nasdaq National Market or any securities exchange.

                               (vii)   The Company will make generally
                      available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and

                      Regulations and will advise you in writing when such statement has been made available.

                               (viii)  The Company, whether or not the
                      transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 9(a) hereof or is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and counsel but, except as otherwise provided below, not including fees of the Underwriters' counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Prospectus, and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda, (C) all filing fees and fees and disbursements of the Underwriters' counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which you shall designate in accordance with Section 4(d) hereof, (D) the fees and expenses of any transfer agent or registrar, (E) the filing fees incident to any required review by the NASD of the terms of the sale of the Securities, (F) listing fees, if any, and (G) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. If the sale of the Securities provided for herein is not consummated by reason of action by the Company pursuant to Section 9(a) hereof which prevents this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the several Underwriters for all out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the

                      Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                               (ix) The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Prospectus under "Use of Proceeds" and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 of the Rules and Regulations.

                               (x) The Company will not, without the prior written consent of the Representatives, offer for sale, sell, contract to sell, grant any option for the sale of or otherwise issue or dispose of any Common Stock or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock, for a period of 180 days after the commencement of the public offering of the Securities by the Underwriters, except (i) to the Underwriters pursuant to this Agreement, or (ii) upon the exercise of outstanding stock options under the Company's 1996 Stock Incentive Plan (the "1996 Stock Incentive Plan") described in the Registration Statement and Prospectus. The Company will not, without the prior consent of the Representatives or unless subject to the Lock-Up Agreements (as more fully described in Section 4(a)(xi) below), grant any new option under the 1996 Stock Incentive Plan which becomes exercisable during such 180 day period. The foregoing restriction is expressly agreed to preclude the Company from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in such disposition during such 180 day period even if such shares of Common Stock or such options or rights to purchase or acquire Common Stock would be disposed of by someone other than the Company. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any such shares of Common Stock or such options or rights or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from such shares of Common Stock or such options or rights.

                               (xi)    The Company either has caused to be
                      delivered to you or will cause to be delivered to you prior to the effective date of the Registration Statement true, accurate and complete copies of agreements

                      (collectively, the "Lock-Up Agreements"), in the form set forth on Exhibit A hereto, from each of the Company's directors, officers, stockholders and holders of outstanding options and warrants to purchase Common Stock on the date of this Agreement stating that such person agrees that he or she will not, without your prior written consent, directly or indirectly offer, sell, contract to sell, make subject to any purchase option, grant a security interest in or otherwise dispose of any shares of Common Stock or rights to purchase Common Stock, for a period of 180 days after commencement of the public offering of the Securities by the Underwriters.

                               (xii) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Act which have not been so disclosed in the Registration Statement.

                               (xiii) The Company will not incur any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                               (xiv)   The Company will inform the Florida
                      Department of Banking and Finance at any time prior to the consummation of the distribution of the Securities by the Underwriters if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba. Such information will be provided within 90 days after the commencement thereof or after a change occurs with respect to previously reported information.

                               (xv)    The Company will maintain a transfer
                      agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

                               (xvi)   The Company is familiar with the
                      Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and has in the past conducted its affairs and will in the future conduct its affairs, in such a manner so as to insure that the Company was not and will not be an "Investment Company" within the meaning of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder.

                      (b) Each Selling Stockholder covenants and agrees with the Underwriters as follows:

                               (i) Such Selling Stockholder will pay all taxes, if any, on the transfer and sale, respectively, of the Securities being sold by such Selling Stockholder and except as otherwise agreed to by the Company and the Selling Stockholder, the fees of such Selling Stockholder's counsel if such Selling Stockholder elects to be represented by counsel other than Company counsel; provided, however, that each Selling Stockholder severally agrees to reimburse the Company for any reimbursement made by the Company to the Underwriters pursuant to Section 4(a)(viii) hereof to the extent such reimbursement resulted from the failure or refusal on the part of such Selling Stockholder to comply under the terms or fulfill any of the conditions of this Agreement, which failure or refusal arises out of or results from
                      (A) the breach by such Selling Stockholder of any representation or warranty herein or in such Selling Stockholder's Power of Attorney, or (B) any act taken or attempted to be taken by such Selling Stockholder in its own right and in derogation of the authority granted by such Selling Stockholder in such Power of Attorney.

                               (ii)    The Securities to be sold by such
                      Selling Stockholder, represented by the certificates on deposit with the Custodian pursuant to the Custody Agreement of such Selling Stockholder, are subject to the interest of the Underwriters and the other Selling Stockholders; the arrangements made for such custody are, except as specifically provided in the Custody Agreement, irrevocable; and the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of such Selling Stockholder, by operation of law, whether by the liquidation, dissolution or merger of such Selling Stockholder, by the death of such Selling Stockholder, or by the occurrence of any other event. If any Selling Stockholder should liquidate, dissolve or be a party to a merger or if any other such event should occur before the delivery of the Securities hereunder, certificates for the Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such liquidation, dissolution, merger or other event had not occurred, whether or not the Custodian shall have received notice thereof.

                               (iii)   Such Selling Stockholder will not,
                      without your prior written consent, offer for sale, sell, contract to sell, grant any option for the sale of or otherwise dispose of any Common Stock or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock, except (i) to the Underwriters pursuant to this Agreement and (ii) exercises of options, for the period of 180 days after the commencement of the public offering of the Securities by the Underwriters as set forth in such Selling Stockholder's respective Lock-Up Agreement, which Agreement has been delivered to you prior to the effective date of the Registration Statement. Each Selling Stockholder agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of shares of Common Stock held by such Selling Stockholder, except in accordance with the terms hereof.

                               (iv) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                               (v)     Such Selling Stockholder shall
                      immediately notify you if any event occurs, or of any change in information relating to such Selling Stockholder or the Company or any new information relating to the Company or relating to any matter stated in the Prospectus or any supplement thereto, which results in the Prospectus (as supplemented) including an untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading to the extent such event or change relates to written information specifically provided to the Company by such Selling Stockholders for use in the Prospectus.

              5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

                      (a) The Registration Statement shall have become effective not later than 5:00 p.m., Minneapolis time, on the date of this

     Agreement, or such later time and date as you, as Representatives of the several Underwriters, shall approve and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                      (b) No Underwriter shall have advised the Company that the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

                      (c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options under the 1996 Stock Incentive Plan), or any material change in the short-term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries, or any material adverse change or any development likely to involve a prospective material adverse change (whether or not arising in the ordinary course of business), in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

                      (d) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Kirkpatrick & Lockhart L.L.P., counsel for the Company, dated such Closing Date and addressed to you, in form and substance satisfactory to you, to the effect that:

                               (i) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the

                      Registration Statement and Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon the business, condition (financial or otherwise) or properties of the Company and its subsidiaries, taken as a whole.

                               (ii)    The capital stock of the Company
                      conforms as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock." All of the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and the holders thereof are not subject to personal liability by reason of being such holders. All outstanding shares of the Company's capital stock and all outstanding options to purchase the Company's capital stock were issued in compliance in all material respects with the registration and qualification requirements of all applicable federal and state securities laws. The Securities to be issued and sold by the Company hereunder have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, by-laws or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company is bound. To the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company.

                               (iii) All of the issued and outstanding shares of capital stock of each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Registration Statement and Prospectus and except for directors' qualifying shares, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. To the best of such counsel's knowledge, except as described in the Registration Statement and Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary any shares of the capital stock of the Company or any subsidiary of the Company.

                               (iv) The Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by Rule 424(b).

                               (v)     The descriptions in the Registration
                      Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be disclosed with respect thereto; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or included as exhibits to the Registration Statement that are not described or included as required.

                               (vi) The Company has full corporate power and authority to enter into this Agreement and to issue, sell and deliver to the several Underwriters the Securities to be issued and sold by it hereunder. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company enforceable against the Company in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity); the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation, license, authorization, approval or permit issued or promulgated by any governmental agency or body having jurisdiction over the Company or any agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's charter or by-laws, or any order, judgment, writ or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of its or their respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act or state securities laws.

                               (vii) To the best of such counsel's knowledge, the Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect.

                               (viii) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws. To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is in breach of or otherwise in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, contract, indenture, loan agreement, permit, approval, registration, judgment, decree, order, statute, rule or regulation or any other contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject.

                               (ix)    The Registration Statement and the
                      Prospectus, and any amendment thereof or supplement thereto, comply as to form in all material respects with the requirements of the Act and the Rules and Regulations, and on the basis of conferences with officers of the Company, examination of documents referred to in the Registration Statement and Prospectus and such other procedures as such counsel deemed appropriate, nothing has come to the attention of such counsel which causes such counsel to believe that the Registration Statement or any amendment thereof, at the time the Registration Statement became effective and as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (as of its date and as of such Closing Date), as amended or supplemented, includes any untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements and notes thereto, financial statement schedules and other financial and statistical data included in any of the documents mentioned in this clause.

                               (x) Except as set forth in the Registration Statement and Prospectus, such counsel knows of no pending or threatened action, suit, claim, proceeding or investigation before any court or governmental agency or body that, if determined adversely to the Company, would have a material adverse effect on the Company and its subsidiaries, taken as a whole, or which would limit, revoke, cancel, suspend, or cause not be renewed any existing license, certificate, registration, approval or permit from any state, federal or regulatory authority that is material to the conduct of the business or the Company and its subsidiaries, taken as a whole, as presently conducted.

                               (xi) To the best of such counsel's knowledge, no holders of shares of Common Stock or other securities of the Company have registration rights with respect to securities of the Company, other than as described in the Prospectus.

                               (xii)   The Company is not an "Investment
                      Company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                               (xiii)  The statements under the captions
                      "Certain Transactions", "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Prospectus and in Items 14 and 15 of the Registration Statement, insofar as such statements constitute a summary of documents referred to therein or of matters of law, are accurate summaries and fairly and correctly present the information called for with respect to such documents and matters.

                               (xiv) The statements in the Prospectus under the captions "Risk Factors Pending Litigation" and "Business Legal Proceedings" fairly summarize the legal matters, documents and proceedings referred to therein.

                               (xv) Such other matters as you may reasonably request.

                      In rendering such opinion such counsel may rely (i) as to matters of law other than the law of the District of Columbia and federal law, upon the opinion or opinions of local counsel provided that the extent of such reliance is specified in such opinion and that such counsel shall state that such opinion or opinions of local counsel are satisfactory to them and that they believe they and you are justified in relying thereon and (ii) as to matters of fact, to the extent such counsel deems reasonable upon certificates of officers of the Company and its subsidiaries provided that the extent of such reliance is specified in such opinion. Copies of any opinion or certificate relied upon shall be delivered to you, as Representatives of the Underwriters.

                      (e) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of ____________________, [intellectual property] counsel for the Company, dated such Closing Date and addressed to you, in form and substance satisfactory to you, to the effect that:

                               (i) To the best of such counsel's knowledge, neither the Registration Statement nor the Prospectus contains any untrue statement of a material fact with respect to the Intellectual Property owned or used by the Company or omits to state any material fact relating to Intellectual Property owned or used by the Company that is required to be stated in the Registration Statement or the Prospectus or that is necessary to make the statements therein not misleading;

                               (ii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending relating to Intellectual Property other than prosecution by the Company of its patent applications before the United States Patent and Trademark Office and appropriate foreign government agencies, and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

                               (iii) The Company has duly and properly filed patent applications and patent cooperation treaty applications, listed or otherwise referred to in the

                      Prospectus under the caption "BUSINESS - Patents, Proprietary Technology, Trademarks and Licenses";

                               (iv)    Such counsel do not know of any
                      contracts or other documents relating to the Company's Intellectual Property of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus that are not filed or described as required.

                               (v) To the best of such counsel's knowledge, the Company is not infringing or otherwise violating any trademarks, trade names, patents, mask works, copyrights, licenses, trade secrets or other intellectual property rights of others and, to the best of such counsel's knowledge, there are no infringements by others of any of the Company's Intellectual Property which in the judgment of such counsel would have a material adverse effect upon the business condition (financial or otherwise) or properties of the Company and its subsidiaries, taken as a whole; and

                               (vi) To the best of such counsel's knowledge, the Company owns or possesses sufficient licenses or other rights to use all Intellectual Property necessary to conduct the business now being or proposed to be conducted by the Company as described in the Prospectus.

                      In rendering such opinion, such counsel may, to the extent stated therein, rely as to matters of fact on certificates of officers of the Company, copies of which shall be attached to the opinion. In rendering such opinion, such counsel need not have conducted any independent investigation or conducted searches to locate any third party patents, mask works, copyrights or other intellectual property rights that might impact the Company's activities, unless such counsel has knowledge of any actual, potential or alleged infringement.

                      (f) On each Closing Date, there shall have been furnished to you the opinion of ____________________, dated such Closing Date and addressed to you, to the effect that:

                               (i) Immediately prior to the Closing Date, each of the Selling Stockholders was the sole registered owner of the Securities to be sold by such Selling Stockholder; upon registration of the Securities in the names of the Underwriters in the stock records of the Company, the Underwriters will acquire all the rights of such Selling Stockholder in the Securities (assuming the Underwriters purchased the Securities in good faith and without notice of an adverse claim), free and clear of any adverse claim, lien in favor of the Company and restrictions on transfer imposed by the Company.

                               (ii) The Attorney-in-Fact has the power and authority to enter into the Custody Agreement, the Power of Attorney and this Agreement and to perform and discharge such Selling Stockholder's obligations thereunder and hereunder; and this Agreement, the Custody Agreements and the Powers of Attorney have been duly and validly authorized, executed and delivered by (or by any Attorney-in-Fact, or any of them, on behalf of) the Selling Stockholders.

              In rendering such opinion such counsel may rely as to matters of fact, to the extent such counsel deems reasonable upon certificates of the
     Attorney-in-Fact or Selling Stockholders.   Copies of any opinion or
     certificate relied upon shall be delivered to you.

                      (g) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, such opinion or opinions from Goodwin, Procter & Hoar LLP, counsel for the several Underwriters, dated such Closing Date and addressed to you, with respect to the formation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                      (h) On each Closing Date you, as Representatives of the several Underwriters, shall have received a letter of Coopers & Lybrand, L.L.P., dated such Closing Date and addressed to you, confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter. All such letters shall be in a form reasonably satisfactory to the Representatives and counsel thereto.

                      (i) On each Closing Date, there shall have been furnished to you, as Representatives of the Underwriters, a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that (and you shall be satisfied that as of such date):

                               (i) The representations and warranties of the Company in this Agreement are true and correct as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                               (ii) The Registration Statement has become effective and no stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof or the qualification of the Securities for offering or sale has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

                               (iii)   The signers of said certificate have
                      carefully examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto, and (A) such documents contain all statements and information required to be included therein, the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading,
                      (B) since the effective date of the Registration Statement there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options under the 1996 Stock Incentive Plan), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any of its subsidiaries, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business), in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, and (D) except as stated in the Registration Statement and the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company and its subsidiaries, taken as a whole.

                      (j) On each Closing Date, there shall have been furnished to you a certificate or certificates, dated such Closing Date and addressed to you, signed by each of the Selling Stockholders or any of such Selling Stockholder's Attorney-in-Fact to the effect that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as if made at and as of such Closing Date, and that such Selling Stockholder has complied with all the agreements and satisfied all the conditions on such Selling Stockholder's part to be performed or satisfied at or prior to such Closing Date.

                      (k) The Company shall have furnished to you and counsel for the
     Underwriters such additional documents, certificates and evidence as you or they may have reasonably requested.

                      (l) The Common Stock shall be approved for quotation, subject to issuance of the Firm Shares, on the Nasdaq National Market.

                      All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and counsel for the Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

              6.      Indemnification and Contribution.
                      --------------------------------

                      (a) The Company and each Selling Stockholder, severally and not jointly, agree to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company and/or such Selling Stockholder, as the case may be), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty or covenant of the Company and/or such Selling Stockholder, as the case may be, herein contained or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, if applicable, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that neither the Company nor any Selling Stockholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

              Notwithstanding anything in this Agreement, (i) each Selling Stockholder shall only be liable to the extent such untrue statement or omission was made in reliance on and in conformity with written information furnished by the Selling Stockholder in such capacity to the Company or the Underwriters specifically for use in the preparation of the Registration Statement and Prospectus; and (ii) the aggregate liability of any Selling Stockholder for indemnification and contribution pursuant to this Agreement shall not exceed an amount equal to the proceeds of the sale of the Securities by the Selling Stockholder after deducting all underwriting discounts and commissions and other costs and expenses paid or to be paid by such Selling Stockholder in connection with or relating to the transactions contemplated by this Agreement.

                      In addition to their other obligations under this Section 6(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), it will reimburse each Underwriter on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter that received such payment shall promptly return it to the party or parties that made such payment, together with interest, compounded daily, at the Prime Rate, as defined below. Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by _______________

     (the "Prime Rate") from the date of such request. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

                      (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company and such Selling Stockholder may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof, and will reimburse the Company and such Selling Stockholder for any legal or other expenses reasonably incurred by the Company or any such Selling Stockholder in connection with investigating or defending against any such loss, claim, damage, liability or action.

                      (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the Representatives, it is advisable for the Underwriters to be represented as a group by separate counsel, the Representatives shall have the right to employ a single counsel to represent the Representatives and all Underwriters who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriters under subsection (a) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred (in accordance with the provisions of the third paragraph in subsection (a) above). An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing.

                      (d)      If the indemnification provided for in this
     Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause
     (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The aggregate liability of any Selling Stockholder for indemnification and contribution pursuant to this Agreement shall not exceed an amount equal to the proceeds of the sale of the Securities by the Selling Stockholder after deducting all underwriting discounts and commissions and other costs and expenses paid or to be paid by such Selling Stockholder in connection with or relating to the transactions contemplated by this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                      (e) The obligations of the Company and the Selling Stockholders under this Section 6 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

              7. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company and the Selling Stockholders herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters and the Company and the Selling Stockholders contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, or any Selling Stockholder or any controlling person thereof, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

              8.      Substitution of Underwriters.
                      ----------------------------

                      (a) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased does not aggregate more than 10% of the total amount of Firm Shares set forth in Schedule I hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule I hereto except as may otherwise be determined by you) the Firm Shares that the withdrawing or defaulting Underwriters agreed but failed to purchase.

                      (b) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased aggregates more than 10% of the total amount of Firm Shares set forth in Schedule I hereto, and arrangements satisfactory to you for the purchase of such Firm Shares by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination the Company shall not be under any liability to any Underwriter (except to the extent provided in 4(a)(vii) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm Shares agreed by such Underwriter to be purchased hereunder) be under any liability to the Company (except to the extent provided in Section 6 hereof).

                      If Firm Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by any other party or parties, the Representatives or the Company shall have the right to postpone the First Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8.

              9.      Effective Date of this Agreement and Termination.
                      ------------------------------------------------

                      (a) This Agreement shall become effective at 10:00 a.m., Minneapolis time, on the first full business day following the effective date of the Registration Statement, or at such earlier time after the effective time of the Registration Statement as you in your discretion shall first release the Securities for sale to the public; provided, that if the Registration Statement is effective at the time this Agreement is executed, this Agreement shall become effective at such time as you in your discretion shall first release the Securities for sale to the public. For the purpose of this Section, the Securities shall be deemed to have been released for sale to the public upon release by you of the publication of a newspaper advertisement relating thereto or upon release by you of telexes offering the Securities for sale to securities dealers, whichever shall first occur. By giving notice as hereinafter specified before the time this Agreement becomes effective, you, as Representatives of the several Underwriters, or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except that the provisions of Section 4(a)(vii),m Section 4(b)(i) and Section 6 hereof shall at all times be effective.

                      (b) You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the

     Company or the Selling Stockholders shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled, (iii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have occurred any material adverse change or any development involving prospective material adverse change in or affecting the condition, financial or otherwise, of the Company's subsidiaries taken as a whole or the earnings, business affairs, management, or business prospects of the Company and its subsidiaries, taken as a whole whether or not arising in the ordinary course of business, (iv) any federal or state statute, regulation, rule or order of any court or other governmental authority shall have been enacted, published, decreed or otherwise promulgated which in your reasonable opinion materially and adversely affects or will materially and adversely affect the business or operations of the Company or any of its subsidiaries, (v) trading on the New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, (vi) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (vii) a banking moratorium shall have been declared by Federal, New York, Minnesota or Maryland authorities, or (viii) there has occurred any material adverse change in the financial markets in the United States or an outbreak of major hostilities (or an escalation thereof) in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(viii), Section 4(b)(i) and
     Section 6 hereof shall at all times be effective.

                      (c) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company and an Attorney-in-Fact, on behalf of the Selling Stockholders, shall be notified promptly by you by telephone or telegram, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, you and an Attorney-in-Fact, on behalf of the Selling Stockholders, shall be notified by the Company by telephone or telegram, confirmed by letter.

              10. Default by the Company. If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party.

                      No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

              11. Information Furnished by Underwriters. The statements set forth in the last paragraph of the cover page (to the extent related to the Underwriters) and under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the written information furnished by or on behalf of the Underwriters referred to in
     Section 2 and Section 6 hereof.

              12. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Underwriters, shall be mailed, telegraphed or delivered to the Representatives c/o Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address stated in the Underwriters' Questionnaire furnished by such Underwriter in connection with this offering; if to the Company, shall be mailed, telegraphed or delivered to it at 1803 Research Blvd., Suite 305, Rockville, Maryland 20850 Attention: James F. Chen, President and Chief Executive Officer, if to any of the Selling Stockholders, at the address of the Attorneys-in-Fact as set forth in the Powers of Attorney, or in each case to such other address as the person to be notified may have requested in writing. All notices given by telegram shall be promptly confirmed by letter. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

              13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

              14. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Minnesota.

                 [Remainder of this page is left intentionally blank]

                      Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                       Very truly yours,

                                       VIRTUAL OPEN NETWORK
                                       ENVIRONMENT CORPORATION


                                       By:_______________________________
                                          Name:
                                          Title:

                                       SELLING STOCKHOLDERS



                                       By:______________________________
                                          Attorney-in-Fact

     Confirmed as of the date first
     above mentioned, on behalf of
     themselves and the other several
     Underwriters named in Schedule I
     hereto.

     PIPER JAFFRAY INC.


     By:_______________________________
        Name:
        Title:

     VOLPE, WELTY & COMPANY

     By:_______________________________
        Name:
        Title:

                                     SCHEDULE I

                                       Number of
     Underwriter                       Firm Shares (1)
     -----------                       ---------------

     Piper Jaffray Inc.
     Volpe, Welty & Company










                      Total ..................._________

                                               =========


     _________________

     (1) The Underwriters may purchase up to an additional _______ Option Shares, to the extent the option described in Section 3 of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

                                     SCHEDULE II


                                          Number of
     Name of Selling Stockholder        Option Shares
     ---------------------------        -------------






                                         -------------


              Total                      =============